EXHIBIT 10.1

AMENDMENT NO. 1 TO MASTER FRAMEWORK AGREEMENT

This AMENDMENT NO. 1 TO MASTER FRAMEWORK AGREEMENT (this “Amendment”), is made and entered into as of August 25, 2017 (the “Amendment Date”), by and among each of

Coöperatieve Rabobank, U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”) and Sumitomo Mitsui Banking Corporation, New York Branch, a Japanese corporation (“SMBC”), as purchasers (each, a “Buyer” and, collectively, the “Buyers”);

Rabobank, as Buyers’ agent (in such capacity, “Agent”);

The Scotts Company LLC, an Ohio limited liability company, as seller (“Seller”); and

solely for purposes of Section 4.5 hereof, the Scotts Miracle-Gro Company, an Ohio corporation, as guarantor (“Guarantor”),

and amends that certain Master Framework Agreement dated as of April 7, 2017, by and among the Buyers, Agent and Seller (the “Framework Agreement” and, as amended hereby, the “Amended Framework Agreement”). Each of Agent, the Buyers and Seller may also be referred to herein individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into the Framework Agreement and certain other Transaction Agreements for the purpose of providing Seller with a facility under which Buyers and Seller would enter into certain sale and repurchase agreements with respect to Eligible Receivables owned by Seller;

WHEREAS, Guarantor entered into the Guaranty in favor of Agent and the Buyers pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by Seller under the Transaction Agreements; and

WHEREAS, the Parties now wish to extend the Facility Term and amend certain other provisions of the Framework Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and, solely for purposes of Section 4.5 hereof, Guarantor agree as follows:

1.	Interpretation.

1.1    Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).

1.2    Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.

2.    Amendments.

The Framework Agreement is hereby amended, effective from and after the Amendment Date, as follows:

2.1    The definition of Fee Letter in Schedule 1 to the Framework Agreement is hereby amended by deleting the words “the Effective Date” appearing therein and replacing them with “August 25, 2017”.

2.2    The definition of Scheduled Facility Expiration Date in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “August 25, 2017” appearing therein and replacing it with “August 24, 2018”.

2.3    The definition of Seasonal Commitment Amount in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “$100,000,000” appearing therein and replacing it with “$160,000,000”.

2.4    The definition of Seasonal Commitment Period in Schedule 1 to the Framework Agreement is hereby amended by deleting the words “the Effective Date” appearing therein and replacing them with “February 23, 2018”.

2.5    The definition of Seasonal Commitment Expiration Date in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “June 16, 2017” appearing therein and replacing it with “June 15, 2018”.

2.6    The definition of Side Letter in Schedule 1 to the Framework Agreement is hereby amended by deleting the words “the Effective Date” appearing therein and replacing them with “August 25, 2017”.

2.7    Schedule 4 to the Framework Agreement is hereby amended and restated by replacing such Schedule 4 with the Schedule attached as Exhibit A hereto.

3.    Representations, Warranties and Undertakings.

3.1    Seller. In entering into this Amendment, Seller hereby makes or repeats (as applicable) to Agent and each Buyer as of the Amendment Date (or, to the extent expressly relating to a specific prior date, as of such prior date) the representations and warranties set forth in the

Framework Agreement and each other Transaction Agreement to which Seller is a party, and such representations and warranties shall be deemed to include this Amendment. Seller further represents that it has complied in all material respects with all covenants and agreements applicable to it under the Framework Agreement and each of the other Transaction Agreements to which it is a party.

4.    Miscellaneous.

4.1    Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 4.1.

4.2    Replacement Fee Letter. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Seller, Agent and each Buyer are entering into a replacement Fee Letter Agreement, dated as of the Amendment Date (the “Replacement Fee Letter”), which shall constitute a Transaction Agreement under the Amended Framework Agreement and shall in all respects replace and supersede the original Fee Letter Agreement entered into among the Parties on the Effective Date (the “Original Fee Letter”). The Parties further acknowledge and agree that, effective from and after the Amendment Date, the Original Fee Letter shall be terminated and have no further force or effect, and as reflected in Section 2.1 of this Amendment, all references in the Framework Agreement and the other Transaction Agreements to the Fee Letter shall be deemed references to the Replacement Fee Letter.

4.3    Replacement Side Letter. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Seller and Agent are entering into a replacement Side Letter Agreement, dated as of the Amendment Date (the “Replacement Side Letter”), which shall constitute a Transaction Agreement under the Amended Framework Agreement and shall in all respects replace and supersede the original Side Letter Agreement entered into between Seller and Agent on the Effective Date (the “Original Side Letter”). The Parties further acknowledge and agree that, effective from and after the Amendment Date, the Original Side Letter shall be terminated and have no further force or effect, and as reflected in Section 2.6 of this Amendment, all references in the Framework Agreement and the other Transaction Agreements to the Side Letter shall be deemed references to the Replacement Side Letter.

4.4    Ratification. Except as amended hereby or as otherwise specified in Sections 4.2 and 4.3 hereof, each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Amendment Date, all references to the Framework Agreement in any other Transaction Agreement shall deemed to be references to the Amended Framework Agreement, and any amendment in this Amendment of a defined term in the Framework Agreement shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement.

4.5    Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof (including with respect to the Replacement Fee Letter and the Replacement Side Letter), it being understood that such terms and conditions may affect the extent of the Obligations (as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement.

4.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

4.7    Expenses. All reasonable legal fees and expenses of Agent and each Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Seller promptly on demand.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Buyer and Agent:

Coöperatieve Rabobank, U.A., New York Branch
By:	/s/ THOMAS MCNAMARA
Name:	Thomas McNamara
Title:	Vice President
By:	/s/ MARTIN SNYDER
Name:	Martin Snyder
Title:	Executive Director

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 1 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Buyer:

Sumitomo Mitsui Banking Corporation, New York Branch
By:	/s/ YUJI KAWASAKI
Name:	Yuji Kawasaki
Title:	Director, Global Trade Finance Dept.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 1 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Seller:

The Scotts Company, LLC
By:	/s/ JAMES A. SCHROEDER
Name:	James A. Schroeder
Title:	Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 1 to Master Framework Agreement]

IN WITNESS WHEREOF, Guarantor has executed this Amendment (solely for purposes of Section 4.5 hereof) as of the date first written above.

Guarantor:

The Scotts Miracle-Gro Company
By:	/s/ JAMES A. SCHROEDER
Name:	James A. Schroeder
Title:	Vice President and Corporate Treasurer

[Signature Page to Amendment No. 1 to Master Framework Agreement]

Exhibit A

SCHEDULE 4

INDIVIDUAL FUNDING LIMITS

($ in millions)

	Committed Limit	Funding Limit
Rabobank	$90	$225
SMBC	$70	$175